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AXA Equitable Life Insurance Company

SUPPLEMENT DATED DECEMBER 31, 2012 TO THE CURRENT PROSPECTUS FOR ACCUMULATOR(R) SERIES 11.0
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This supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information ("together the "Prospectus"), offered by AXA Equitable Life Insurance Company ("AXA Equitable"). You should read this supplement in conjunction with your Prospectus and retain it for future reference. This supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

AXA Equitable determined that it would be more administratively and operationally efficient to offer its newer variable annuity contracts, including your contract, through the same separate account, Separate Account No. 70. Accordingly, your assets in investment options through Separate Account No. 49 were transferred to Separate Account No. 70. The investment options in Separate Account No. 49 and Separate Account No. 70 are exactly the same. Your account value and your allocations were not changed as a result of this transfer. You did not incur any costs or expenses in connection with this transaction. This transaction had no effect on your contract.

All references in your Prospectus to Separate Account No. 49 are deleted in their entirety and replaced with references to Separate Account No. 70, except with respect to the sections "Financial statements" and "Distribution of the contracts".




    Accumulator(R) Series is issued by and is a registered service mark of
             AXA Equitable Life Insurance Company (AXA Equitable)
   Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC
                1290 Avenue of the Americas, New York, NY 10104
                                Copyright 2012
          AXA Equitable Life Insurance Company. All rights reserved.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104
                                (212) 554-1234

  Acc 11.0/11A                                                Cat 150009 (7/12)
  IM-10-12(7/12)                                                        #381195
  Inforce/New Biz (AR)